HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

Merger Information and Investor Update June 15, 2008

Press Release
Merger Overview
What is "Telematics"
Hughes Telematics
Polaris Acquisition Corp.
Investment Summary Video
Combined Team
Press Clips
Contact Us

Hughes Telematics Positioned at the Forefront of a Rapidly Growing Industry

Hughes Telematics is one of the leaders in automotive telematics, a fast- growing technology enabled services industry that is expected to reach $30 billion in annual revenue within a decade. Automotive telematics is a set of systems that leverage and integrate Global Positioning Systems, on and off board computers, and other communications technologies, the functionality and combination of which radically transform the driving experience by remotely connecting drivers, passengers, auto manufacturers, dealers and other vested third parties with a wide range of safety, service, information and entertainment options.

Every day over 650 million people worldwide spend a significant amount of time in their vehicles. Automakers are contracting with Hughes Telematics to create user-friendly computerized dashboard displays and implement advanced, contextual voice recognition systems, through which drivers will be able to control personal devices such as MP3 players, download content, read, receive and respond via voice to e-mail, navigate in real time to connect with valuable points of interest, and much more.

"Hughes Telematics is making the possibility of a truly 'connected car' a reality," said Jeff Leddy, CEO of Hughes Telematics. "Because of our unique systems and innovative technology, our product and service offerings are gaining significant interest in the automotive industry. We have been recognized throughout the industry for developing what we believe to be the best, most flexible approach to telematics. As the industry evolves, we are committed to continually innovating ways to add daily value for drivers using our telematics system. Drivers, fleet managers, auto manufacturers, dealers and other third parties will all benefit from being connected real time to the vehicle. Over the next decade, tens of millions of new vehicles are expected to come equipped with a telematics offering and since Hughes Telematics offers a seamless, all-encompassing telematics solution, we are excited about our prospects of gaining additional and significant market traction."

Hughes Telematics was recently awarded the "Best Embedded Telematics Service" at the awards program for the 8th Annual Telematics Detroit 2008 Conference & Exhibition, the world's largest and most prestigious telematics conference.

U.S. consumer adoption of telematics services is expected to almost double from 16.2 million users in 2009 to 30.6 million in 2011, according to Visant Strategies, a marketing research firm that focuses on emerging and wireless technologies.

"Most drivers spend multiple hours each day in their cars and we know that they want information, convenience, and the ability to stay connected to their families and their office. They also want features and services which ensure their safety and security. Our products and services are being designed to provide all of these solutions, seamlessly, cost effectively and in a user friendly way. This will be accomplished through a robust end-to-end solution, leveraging multiple innovations from the Hughes family of companies," Leddy said.

Mr. Leddy continued, "Our long-term contracts with Chrysler Group and Mercedes-Benz USA clearly underscore the importance that telematics represents for auto manufacturers, particularly as increasing numbers of consumers demand more integrated and interactive safety, convenience, information and entertainment options in their vehicles. We believe that our OEM partnerships position us to generate strong free cash flow as subscription services ramp up commensurately with factory installs in several million vehicles in the coming years. Our team is also very focused on our continuing discussions with many other relevant auto manufacturers around the world, each of which is seeking innovative and differentiating solutions for their customers. We believe that a large majority of auto manufacturers are in the process of making strategic decisions about their telematics solutions and we are well positioned to grow our market share as these decisions come to maturity."

Transaction Cements Hughes Telematics Position; Offers Investors Compelling Growth Opportunities

Mr. Leddy added, "This transaction expands our shareholder base beyond Apollo and provides Hughes Telematics with additional resources. With access to significant capital and the public markets, as well as the deep marketing experience of the Polaris management team, we have the resources in place to propel the company forward and further deepen our business among manufacturers, dealers and consumers. This transaction is a validation of our business model by sophisticated and seasoned investors from Polaris and Apollo, both of which have a tremendous amount of experience in uncovering high value investing opportunities."

Apollo is a leading private equity firm with a long track record of success in technology investments. Apollo has been an early and ongoing investor in Hughes Telematics, having invested approximately $90 million in capital to finance the product and technology solution development and deployment. Apollo will maintain its current stake in the company and continue to play an important role in guiding the Hughes Telematics management team.

Marc Byron, Chairman and CEO of Polaris stated "We promised our investors that we would methodically and quickly identify a consumer facing services company with great growth prospects. In merging with Hughes Telematics, we believe that we delivered on our promise. First, we are merging with a company in a rapidly growing industry. At the same time, Hughes Telematics has long-term contracts already in place that we believe provide financial stability. We believe we are investing in Hughes Telematics at the inflection point of the Company's evolution, much of which is anticipated to come in the form of predictable, recurring revenues. Second, there are no selling shareholders in this transaction, validating our belief that the company is poised to create meaningful value going forward, especially as revenue and earnings scale with the installations expected in virtually all Mercedes and Chrysler vehicles in the U.S. in the coming few years. Third, the transaction merges the technology and engineering skills of the Hughes Telematics team with the marketing and customer retention skills of the Polaris team."

Byron added, "The structure of the all-equity transaction, including an earn-out component for management, ensures that all parties are completely aligned and focused on the long-term success of the business."

Details of the Transaction

The transaction provides for a direct merger of Hughes Telematics and Polaris. Under the terms of the agreement, the shareholders of Hughes Telematics will receive approximately 45 million shares of Polaris common stock at the closing of the transaction, subject to certain adjustments, and they will be eligible to receive up to 29 million additional shares of Polaris common stock upon the achievement of certain stock price targets in the subsequent five years based on approximately 25% compounded annual growth in the Polaris stock price. Hughes shareholders are expected to initially own approximately 65% of the fully diluted equity of the combined company, and the Hughes Telematics management team, with significant experience in telematics, satellite radio, wireless, automotive and entrepreneurial initiatives, will continue to manage the company.

Stockholders of Hughes Telematics will further align their interests with the public stockholders of Polaris by agreeing not to transfer their shares of Polaris for two years. The transaction is expected to be completed during the first quarter 2009 pending Polaris

stockholder approval, regulatory approval, and other customary closing conditions.

Lazard is serving as financial advisor to Polaris, and Pali Capital is serving as financial advisor to Hughes Telematics. Legal counsel to Polaris is Wachtell, Lipton, Rosen & Katz, while legal counsel to Hughes Telematics is Skadden, Arps, Slate, Meagher & Flom LLP. Duff & Phelps provided an opinion to the Polaris Board that the transaction was fair to Polaris from a financial point of view.

Additional information regarding the transaction as well as Hughes Telematics operations and historical financial information will be contained in an investor presentation to be made public and filed by Polaris with the Securities and Exchange Commission today.

For more information on the transaction, visit www.HTIPolaris.com.

About Polaris Acquisition Corporation

Polaris Acquisition Corporation is a special purpose acquisition company formed for the purpose of acquiring a growing subscription-based business or assets. Polaris went public on January 17, 2008 and trades on the AMEX under the ticker "TKP.U".

For more information, visit www.polarisacq.com.

About Hughes Telematics

Hughes Telematics is an Atlanta-based automotive technology solutions company that provides consumers with an extensive line of in-vehicle telematics. Hughes is majority owned by Apollo management, a leading private equity firm, which also manages various enterprises in the telecommunications sector including Hughes Network Systems, LLC, a service provider to Hughes Telematics. Hughes Telematics' existing assets also include wholly-owned subsidiary Networkcar, Inc. The San Diego, CA based company is a leader in remote vehicle diagnostics, and offers an integrated GPS tracking and diagnostic monitoring system for wireless vehicle management.

For more information, visit www.hughestelematics.com.

Conference Call

Hughes Telematics and Polaris Acquisition Corp. will host a conference call on Monday, June 16, 2008 at 10 a.m. Eastern Time (ET) to discuss the transaction. The call will be open to the public. All interested parties should dial (800) 370-0740 (within the U.S.) or (973) 935-8758 (outside the U.S.) 10 to 15 minutes prior to the scheduled start of the call. The conference call ID is 51572193. For those unable to listen to the live broadcast, a replay will be available by dialing (800) 642-1687 (within the U.S.) or (706) 645-9291 (outside the U.S.) approximately two hours after the event. The conference call ID is 51572193. Participants can also access the teleconference via webcast available at https://www.HTIPolaris.com.

This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Polaris' and Hughes Telematics' expectations with respect to future performance, anticipated financial impacts of the merger transaction and related transactions; approval of the merger transaction and related transactions by shareholders; the satisfaction of the closing conditions to the merger transaction and related transactions; and the timing of the completion of the merger transaction and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, the possibility that the expected growth will not be realized, or will not be realized within the expected time period, due to, among other things, (1) the telematics environment; (2) competitive actions taken by automotive manufacturers or other telematics firms; (3) general economic conditions; (4) actions taken or conditions imposed by the United States and foreign governments; and (5) the willingness of customers to use the services. Other factors include the possibility that the merger does not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions.

Polaris and Hughes Telematics caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Polaris' most recent filings with the Securities and Exchange Commission ("SEC"). All subsequent written and oral forward- looking statements concerning Hughes Telematics, Polaris, the merger, the related transactions or other matters and attributable to Polaris or Hughes Telematics or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Hughes Telematics and Polaris do not undertake any obligation to update any forward- looking statement, whether written or oral, relating to the matters discussed in this news release.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Polaris will file with the Securities and Exchange Commission ("SEC") a proxy statement. Polaris will mail the proxy statement to its stockholders. Polaris urges investors and security holders to read the proxy statement regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).

Polaris and its directors, executive officers and certain other members of management and employees may be soliciting proxies from Polaris stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Polaris stockholders in connection with the proposed merger will be set forth in the proxy statement when it is filed with the SEC. You can find information about Polaris's executive officers and directors in its Prospectus, current Reports on Form 8-K and other documents that have previously been filed with the SEC.

Contacts

Whit Clay or Josh Hochberg
Sloane & Company Public Relations
(212) 486-9500

Steve Hufford
Hughes Telematics
(770) 391-6400

Jerry Stone
Polaris Acquisition Corp.
(800) 705-6045 Ext 304

HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

Merger Overview

June 15, 2008

Hughes Telematics, Inc. and **Polaris Acquisition Corp.** ("Polaris") (AMEX: TPK.U) have entered into a definitive agreement whereby the two companies will merge. The resulting public company is yet to be named. After filing a proxy statement and receiving approval from the Securities and Exchange Commission, Polaris will mail the proxy statement to its stockholders to seek shareholder approval for the transaction. The parties currently anticipate closing the transaction in early 2009.

HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

What is "Telematics"

June 15, 2008


HUGHES

Telematics represents a set of systems inside automobiles that leverage and integrate on and off board computers, Global Positioning Systems (GPS), and other communications technologies including wireless communications to deliver a wide range of services to drivers and passengers, auto manufacturers and dealers, and other third parties.

Vehicle telematics systems may be used for a number of services, including enhanced safety and security applications such as automatic crash notification, remote door unlock, roadside assistance, and navigation support. Hughes Telematics has developed a comprehensive suite of services that extend beyond traditional telematics and provide more dynamic services that encourage daily use. These innovative services fall into five categories including Safety & Security, Convenience, Diagnostics and Emissions, Infotainment, and Navigation. Service examples include comprehensive vehicle diagnostics emails, ability to complete emissions inspection remotely, sending navigation destinations to your car from a computer, collecting road tolls, and downloading personal media like pictures, songs, or ringtones.

HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

Hughes Telematics

June 15, 2008

HUGHES TELEMATICS

The **Hughes** brand has been a leader of successful technology deployment over the last several decades. **Hughes Telematics** is driving the expanded telematics opportunity and has benefited from its partnership with **Hughes Communications**, the world's largest provider of satellite-based broadband and data solutions.

Hughes Telematics is the only provider of turnkey telematics hardware, software, and service solutions to design both the vehicle equipment and back-office operating systems. Through its network of best in class partners, including **Hughes Communications**, IBM and Oracle, it manages all aspects of product and service development and deployment, and provides an integrated solution.

Hughes Telematics has strong management with significant experience in telematics, satellite radio, wireless, automotive and entrepreneurial initiatives. For more, please visit Hughes Telematics Website.

HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

Polaris Acquisition Corp.

June 15, 2008

Press Release
Merger Overview
What is "Telematics"
Hughes Telematics
Polaris Acquisition Corp.
Investment Summary Video
Combined Team
Press Clips
Contact Us

POLARIS ACQUISITION CORP.

Polaris Acquisition Corp. (AMEX: TPK.U) is a special purpose acquisition company (SPAC) formed by several highly successful private individuals to facilitate investment through funds raised in an initial public offering. The proceeds that were raised are targeted now to complete the business combination with Hughes Telematics, Inc., a private company headquartered in Atlanta, GA, pending shareholder approval and satisfaction of other conditions in the merger agreement. (See merger overview) Polaris management will also contribute:

- Financial expertise and relationships
- Acquisition sourcing, diligence & modeling
- Significant customer acquisition, direct marketing, traditional marketing, lead generation & data monetization expertise
- Business and marketing operations and strong technology qualifications and expertise

For more, please visit Polaris Acquisition Website.

Investment Summary Video

June 15, 2008

	AUDIO: Jane: Morning report, please? Car: "Good morning, Jane. Your best route to work this morning is I-275; I-690 has an accident. Would you like today's weather?" Jane: Sure Car: "It will be sunny today reaching a high of 72 degrees……..." (Music up and under) Every few years, technology spawns new industries and companies with long term, sustainable growth characteristics; industries like cable, wireless, satellite TV and radio, and mobile messaging. These multibillion dollar companies grew from the development, deployment and integration of technology-based platforms – and delivered strong returns to early investors who recognized their promise. Today, an emerging industry known as telematics is at an exciting inflection point of long term growth. Currently at less than $2

billion in global revenue, a forecast based on one in five drivers paying for services suggests that telematics will be at least a $30 billion U.S. business over the next decade. And **Hughes Telematics** is positioned to become a leading global provider of these services and solutions.

AGENT: "Thank you for reporting your vehicle as stolen, Mr. Taylor. Your vehicle location has been detailed for the police "The "Go Home" Feature on your nav system as well as the garage door opener and your hands free phone book have been disabled."
DRIVER: "Thank you."

Telematics is a set of systems inside automobiles that leverage and integrate Global Positioning Systems, on and off board computers, and other communications technologies including wireless to deliver a wide range of services to drivers and passengers, auto manufacturers and dealers, and other third parties.

Every day over 650 million people worldwide spend on average 2 hours of time in their vehicles, and with the growth of available technology, automakers are contracting with

	Hughes Telematics to add user-friendly computerized dashboard displays and conversational voice recognition systems, through which drivers will be able to control personal devices such as MP3 players, download content from their home or via Wi-Fi, check e-mail, utilize navigation connected in real time to databases with valuable points of interest, and more. JILL'S SON: "I 'm hungry let's get pizza" CAR: "There are 2 options within 5 miles – John's Pizza and Gia's Pizza" JILL: Tell me more about Gia's CAR: The special of the day is two large pizzas for $14; there is currently no table wait time, and mention Connected Car for a 10% discount. JILL: Sounds good, take me there… CAR: In ½ mile – take your next left…" This one simple example integrates **Hughes Telematics'** voice recognition ease of use, internet searching, real time and current information access, advertising model opportunities and low cost navigation. Truly the connected mall. Backed by an investment from Apollo Management, CEO Jeff Leddy and his team at

	Hughes Telematics have developed a next generation telematics solution, and have already secured two long term, exclusive contracts with Chrysler and Mercedes Benz USA to become the factory installed solution in a majority of both brands' vehicles with initial installs beginning in 2009. The original Telematics service, GM's captive On-Star, now has 5 million subscribers paying a minimum of $200 a year for safety and system connections. That's just one part of what **Hughes Telematics** delivers. **Hughes Telematics** created The Connected Car - a state-of-the-art, fully integrated solution for OEM's centered around safety and security like On-Star… …but seamlessly integrating a wide range of other, differentiating and value-added services that can be offered to drivers, OEM's and other third parties, either on a subscription or transaction basis. CAR: "Email from Bill Hughes today at 1:12: Did you receive the report I overnighted?" John: "Reply back: Bill, I did receive it and will review it this evening and get back to you."

	Packaged together or as individual services based on an owner's personal needs, and linked to a powerful, customized web portal, the **Hughes Telematics** solution creates an experience that enhances the value an OEM offers its customers and makes travel time more productive, fun and connected. **Hughes Telematics** has strong management with significant experience in <u>telematics</u>, <u>satellite radio</u>, <u>wireless</u>, <u>automotive</u> and <u>entrepreneurial initiatives</u>. Merging with **Polaris,** adds approximately 140 million dollars in working capital plus strategic and tactical experience in marketing With this merger, the company is poised to capture a meaningful share of the $30 billion in estimated global telematics revenue over the next decade. Welcome to a new world of The Connected Car…from **Hughes Telematics**.

POLARIS ACQUISITION CORP.

HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

Combined Team

June 15, 2008

The two teams bring a impressive set of resources to the merged company. Hughes Telematics, initially backed and majority owned by Apollo Management, has strong management with significant experience in telematics, satellite radio, wireless, automotive and entrepreneurial initiatives and is at the precipice of significant growth. Combining forces with Polaris adds approximately $140 million dollars in working capital, and also a public capital base, a public currency for future growth and potential acquisitions, and strategic and tactical experience in acquisition, merchant banking and marketing. All of these are strong enhancements to the company's status as a global leader in this rapidly growing industry.

HUGHES TELEMATICS, INC.
Jeff Leddy, Chairman & CEO
Erik Goldman, President & COO
Craig Kaufmann, VP Finance
Paul Kirsch, VP
Rob Lewis, General Counsel & Secretary
Charles Link, CTO
Kevin Link, VP

POLARIS ACQUISITION CORP.
Marc Bryon, Chairman & CEO
Lowell Kraff, President
David Palmer, VP
Jerry Stone, VP
David Moore, Director

Press Clips

June 15, 2008


BREAKING
NEWS

"Chrysler vehicles will soon boast an unprecedented level of vehicle connectivity, delivering a wide array of important communications features directly to our customers, in their vehicles... Chrysler's connectivity solutions will deliver simplicity, security, freedom and flexibility."

"Features coming to Chrysler, Dodge and Jeep vehicles over the next few years:

- **Turn-by-turn navigation combined with satellite imagery**
- **Automatic wireless map updates**
- **Real-time weather and hazard information**
- **Electronic service reminders**
- **Internet search**
- **E-mail access**
- **The ability to make on-line purchases, view streaming movies and download music**
- **Remote vehicle computer updating...**
- **Wireless audio and video file transfer from home computer to car"**

– Frank Klegon, Executive Vice President – Product Development, Chrysler LLC (1/16/08)

"You can get a state-required smog check from your driveway, download music without having to connect the car to anything and upgrade the software in your car without having to take it to a dealership... So the next time you buy a car it might boil down to whether the model you want has connectivity, Bluetooth integration, internet navigation systems and multiple video screens."

– Brian Moody, analyst at Edmunds.com (1/9/08)

"Hughes Telematics has something OnStar doesn't: non-GM business and the probability of winning a lot more of it."

– Tom Murphy, Ward's Auto World (6/1/08)

"Hughes Telematics taps the car's onboard computer and relays vehicle vitals over a cellular connection. You can log in to the company's Web site anytime to review maintenance records or check status such as oil level, tire pressure, or even current speed when the kids take the cars out. And you won't have to wait in line for a smog check. Hughes will issue automatic "OK" to the DMV if emissions are in order."

– Popular Science (6/08)

"Hughes Telematics, based in Atlanta, which will launch a telematics system in Chrysler LLC products next year, says it will be able to pull 77,000 different types of data out of a vehicle to share with consumers, the automaker and dealerships. The car also can use the data to diagnose itself. It might, for example, optimize its drivetrain and other automotive systems to suit the environment, be it the deserts of Arizona to the snowy roads of Alaska."

– Sarah Webster, Detroit Free Press (5/25/08)

"The Hughes system, under development for Chrysler, will have one of the most flexible voice activation programs now in existence. The program is so sophisticated it will allow the driver to go through and reply to e- mail, while keeping his or her hands on the steering wheel."

– Joseph Szczesny, Oakland Press (5/23/08)

"Hughes will use a voice recognition program from VoiceBox Technologies, which is more advanced than anything currently available in cars (see "Voice Recognition Closes in on HAL"). It can, for example, understand the context of a question like "What about Boston?" and correctly decide to whether to read back basketball scores, play music from the rock band or deliver directions to the city depending on the situation."

– John Quain, The New York Times (5/1/08)

"Atlanta-based Hughes Telematics is looking to bring it all together and improve on the current technologies ... At the top of the list, Hughes Telematics, like GM's OnStar, will focus on safety and security features, such as emergency help, tripped alarm notification and stolen vehicle assistance. The system will also update drivers on the health of the vehicle with maintenance reminders, recall notifications and diagnostic updates. Navigation systems, while a pricey add to new cars these days, have climbed high on consumers' list of priority options. Accordingly, Hughes is looking to take it up a notch with real-time traffic updates, recommended routes and scenic descriptions."

– Shawn Langlois, Marketwatch (3/20/08)

"Consumers love the idea of having directions and concierge services available at the touch of a button, but they are less than thrilled with steep monthly fees for the luxury of having the service available for occasional use. That's why Hughes Telematics will offer customers transaction pricing, so customers will pay for the services they need, when they need them."

– Edmunds.com (3/10/08)

"Hughes Telematics' DriveConnected plans to connect your computer and your car. Via a Web portal, you can configure Telematic's "Daily Reports" that cull personalized entertainment, news, sports scores and stock info for your commute, plan your route using real-time traffic data and set up to receive audible e-mails. The system lets you file emergency contact info (the name and number of your physician, for example) in case of an accident, and even sends emissions data to your state's DMV (with your permission, of course) so that you can be automatically mailed a smog certificate."

– Doug Newcomb, MSN Autos (2/08)

"Hughes has made us hopeful for the future of nav ... The company looks beyond the occasional trip and seeks to improve your daily commute."

– Chris Tutor, Autoblog (1/24/08)

"But these days automotive electronics are being more closely integrated with standard Web technologies. For example, the Hughes Telematics system will include a personal Web portal that lets people remotely lock and unlock their car doors, plan routes, check their auto's emissions and engine status, select music playlists and even monitor their vehicle's location."

– Brian Bergstein, Associated Press (1/8/08)

"Besides the advanced services, the system would have the more traditional safety and security features found in other in-car systems, such as GM's OnStar ... In terms of remote diagnostics, however, the Hughes system goes a step further by enabling car owners to go on the site and see whether the oil or tire pressure is low, or whether there is an engine problem that needs servicing."

– Antone Gonsalves, Information Week (1/8/08)

"Perhaps the most notable application is the 'teen tracking' feature. It allows parents to track exactly where their teen's car is at any point. It also keeps record of where the car has been and can even note the specific speeds the vehicle drove in getting there. Hughes Telematics says that the feature is above board and people know when they are being tracked, alleviating privacy concerns."

– Christopher Lawton, The Wall Street Journal (1/7/08)

"Next, Hughes Telematics will debut an OnStar competitor in the United States in 2009. 'You can get a state-required smog check from your driveway, download music without having to connect the car to anything and upgrade the software in your car without having to take it to a dealership,' says Brian Moody, an analyst at Edmunds.com."

– Brian Braiker, Newsweek (1/9/08)

"The Hughes setup will integrate turn-by-turn navigation, voice commands for phones and iPods, plus provide emergency and roadside assistance. Additionally, it will allow users to purchase certain features - from directions to songs from Sirius - on an ala carte basis, neglecting the need to spend extra cash each month for products you rarely use."

– Damon Lavrinc, Autoblog (12/3/07)

HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

Contact Us

June 15, 2008

HUGHES TELEMATICS, INC.
Rob Lewis
41 Perimeter Center East
Suite 400
Atlanta, Georgia 30346
707-391-6400

moreinfo@HTIPolaris.com

POLARIS ACQUISITION CORP.
Jerry Stone
2200 Fletcher Avenue
4th Floor
Fort Lee, NJ 07024
800-705-6045 ext 304

Documents

June 15, 2008

- Hughes Telematics/Polaris Merger Press Release
- Investor Presentation

HUGHES TELEMATICS

POLARIS ACQUISITION CORP.

Legal Information and Website Terms of Use

June 15, 2008

This web site ("the Site") is owned and maintained by Polaris Acquisition Corp ("Polaris"). By accessing or using this Site, you agree to be bound by these Terms of Use. If you do not agree with these Terms of Use and do not wish to be bound by them, please exit the Site and do not use the Site in the future. Polaris may amend these Terms of Use at any time by posting the amended terms here. Your continued use of the Site following the posting of any changes signifies your acceptance of those changes.

INTELLECTUAL PROPERTY

All Site materials, including, without limitation, text, graphics and other files, and the selection and arrangement thereof, are the exclusive property of Polaris or its content suppliers, and are protected by United States and international copyright laws. You may display, copy, distribute, and download the materials on our Site for personal, noncommercial use only, provided you do not modify the materials and that you retain all copyright and other proprietary notices contained in the materials. You may not, however, distribute, copy, reproduce, display, republish, download, or transmit any material on this Site for commercial use without prior written approval of Polaris. All Site content is Copyright ©2008 Polaris.

The trademarks, service marks, trade names, and logos (collectively, the "Trademarks") used and displayed on our Site are registered and unregistered trademarks of Polaris, and may not be copied, imitated or used, in whole or in part, in connection with any product or service that is not authorized by Polaris, in any manner that is likely to cause confusion among consumers, or in any manner that disparages or discredits Polaris. The Trademarks used and displayed on the Site are and shall remain the sole property of Polaris. Nothing in these Terms of Use shall be construed as granting, by implication, estoppel or otherwise, any license, ownership right, or right to use any Trademarks used or displayed on the Site. The misuse of the Trademarks displayed on this Site, or any other content on the Site, is strictly prohibited.

Any materials that you may submit to Polaris through the Site shall be the sole and exclusive property of Polaris. Do not submit any material through the Site that you wish to remain proprietary or confidential to you.

Forward Looking Statements

This website includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Polaris' and Hughes Telematics' expectations with respect to future performance, anticipated financial impacts of the merger transaction and related transactions; approval of the merger transaction and related transactions by shareholders; the satisfaction of the closing conditions to the merger transaction and related transactions; and the timing of the completion of the merger transaction and related transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, the possibility that the expected growth will not be realized, or will not be realized within the expected time period, due to, among other things, (1) the telematics environment; (2) competitive actions taken by automotive manufacturers or other telematics firms; (3) general economic conditions; (4) actions taken or conditions imposed by the United States and foreign governments; and (5) the willingness of customers to use the services. Other factors include the possibility that the merger does not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions.

Polaris and Hughes Telematics caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Polaris' most recent filings with the Securities and Exchange Commission ("SEC"). All subsequent written and oral forward-looking statements concerning Hughes Telematics, Polaris, the merger, the related transactions or other matters and attributable to Polaris or Hughes Telematics or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Hughes Telematics and Polaris do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Polaris will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Polaris. Polaris urges investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).

Polaris and its respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Polaris stockholders in favor of the merger. Information regarding the persons who may be deemed participants in the solicitation of Polaris' stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Polaris' executive officers and directors in its filings with the SEC.

DISCLAIMER OF WARRANTIES

THE SITE, AND ANY MATERIALS CONTAINED ON THE SITE, ARE MADE AVAILABLE STRICTLY ON AN "AS IS" BASIS. POLARIS SPECIFICALLY DISCLAIMS, WITHOUT LIMITATION, ALL WARRANTIES OF ANY KIND TO YOU AND OTHER THIRD PARTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ANY AND ALL WARRANTIES OF PERFORMANCE, ANY AND ALL WARRANTIES OF FREEDOM FROM ERRORS OR DEFECTS, ANY AND ALL WARRANTIES OF NON-INFRINGEMENT, AND ANY AND ALL WARRANTIES ARISING FROM A COURSE OF PERFORMANCE, A COURSE OF DEALING OR TRADE USAGE. POLARIS MAKES NO REPRESENTATION OR WARRANTY AS TO THE TIMELINESS, SECURITY, ACCURACY OR COMPLETENESS OF THE SITE OR ANY INFORMATION OR MATERIALS CONTAINED IN OR ACCESSED BY THE SITE. POLARIS DOES NOT GUARANTEE OR WARRANT THAT ANY FILES AVAILABLE FOR DOWNLOADING FROM THE SITE, IF ANY, WILL BE FREE FROM INFECTION, VIRUSES, WORMS, TROJAN HORSES, OR OTHER CODE THAT MANIFEST CONTAMINATING OR DESTRUCTIVE PROPERTIES. POLARIS DOES NOT WARRANT THAT THE SITE WILL BE UNINTERRUPTED OR ERROR-FREE OR THAT ANY DEFECTS IN THE SITE WILL BE CORRECTED.

LINKS TO THIRD PARTY SITES

The Site may provide links to sites owned and operated by third parties. Links to such third party sites are provided for your convenience only, and should not be construed as an endorsement of any site, company, product or service by Polaris. Any opinions or recommendations expressed in third party sites are not the opinions or recommendations of Polaris. Polaris has not reviewed any of the sites linked to this Site, and is not responsible for the content of off-site pages or any other site linked to or linking to this Site. Your use of any off-site pages or other sites is at your own risk.

LIMITATION OF LIABILITY

POLARIS ASSUMES NO LIABILITY FOR LOSS OR DAMAGE RESULTING FROM ANY USE OF OR RELIANCE UPON THE SITE OR ITS CONTENT. IN NO EVENT WILL TRIVERGANCE BE LIABLE FOR ANY LOST PROFITS, LOST SAVINGS, LOST DATA, BUSINESS INTERRUPTION, OR OTHER DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES OR CLAIMS (WHETHER IN CONTRACT, IN TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THE SITE, ITS CONTENT, THE USE THEREOF, OR THE INABILITY TO USE THE SITE, EVEN IF POLARIS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.